UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2019

CURE PHARMACEUTICAL HOLDING CORP.
(Exact name of small business issuer as specified in its charter)

1620 Beacon Place, Oxnard, California 93033

(Address of principal executive offices)

(805) 824-0410

(Issuer’s telephone number)

Nevada	333-204857	37-1765151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1620 Beacon Place, Oxnard, California	93033
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (805) 824-0410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐       No ☒

Item 1.01. Entry Into A Material Definitive Agreement.

On November 12, 2019, CURE Pharmaceutical Holding Corp. (the “Company”) purchased a $200,000 convertible promissory note (the “Convertible Promissory Note”) issued by Coeptis Pharnaceuticals, Inc., a Delaware corporation, a privately held biopharmaceutical company engaged in the acquisition, development and commercialization of pharmaceutical products (“Coeptis”).

The Convertible Promissory Note is due June 15, 2020, pays interest at the rate of 9% per annum and gives the holder the right, at any time from the date thereof, to convert the Convertible Promissory Note into shares of common stock of Coeptis at a price per share equal to $2.60 (the “Optional Conversion Price”) or the share price set by the latest qualified financing, whichever is less.

The foregoing summary of the Convertible Promissory Note and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the full text of the Convertible Promissory Note which is filed as an exhibits to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01.

Item 7.01. Regulation FD Disclosure.

On November 14, 2019, the Company issued a press release. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01. Other Events.

In addition, on November 9, 2019, the Company and Coeptis entered into a non-binding term sheet contemplating that the Company and Coeptis will enter into a Merger Agreement pursuant to which a wholly-owned subsidiary of the Company will merge into Coeptis so that Coeptis will become a wholly-owned subsidiary of the Company with the final terms and valuation to be determined based on certain contingent events.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Convertible Promissory Note dated November 12, 2019.
99.1	Press Release dated November 14, 2019.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CURE PHARMACEUTICAL HOLDING CORP.

Date: November 14, 2019	By:	/s/ Rob Davidson
	Name:	Rob Davidson
	Title:	Chief Executive Officer

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